Exhibit 77D

For period ending August 31, 1999

File number 811-3502


PaineWebber Growth and Income Fund



The board of trustees has approved an amendment in the investment policies under which the Fund will have two, overlapping 65% baskets: one for income-producing securities and one for equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.








FORM 10f-3	FUND:  	PaineWebber Growth &
Income Fund

Record of Securities Purchased Under the Fund's
Rule 10f-3 Procedures


1.	Issuer:  Delphi

2.	Date of Purchase:  2-24-99	3.  Date
offering
commenced:  2-24-99

3.	Underwriters from whom purchased:   Morgan
Stanley

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of purchase:
1,020,000

6.	Aggregate principal amount of offering:
$1.4 Billion

7.	Purchase price (net of fees and expenses):
$17.00

8.	Initial public offering price:  $17.00

9.	Commission, spread or profit:  	%
	$.46

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b.	The securities were purchased prior to the
end of the first full business day of
the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.	The underwriting was a firm commitment
underwriting.
X

d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.

X

e.	(1)  If securities are registered under
the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2)  If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f.	The amount of such securities purchased by
all of the investment companies
advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.	The purchase price was less than 3% of the
Fund's total assets.
X

h.	No Affiliated Underwriter was a direct or
indirect participant in or beneficiary
of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher			Date:
3-11-99


FORM 10f-3	FUND:  	PaineWebber Growth &
Income Fund

Record of Securities Purchased Under the Fund's
Rule 10f-3 Procedures


1.	Issuer:  Lowes

2.	Date of Purchase:  2-24-99	3.  Date
offering
commenced:  2-24-99

3.	Underwriters from whom purchased:
Merrill Lynch

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of purchase:
$3,190,000

6.	Aggregate principal amount of offering:
$278,400,00

7.	Purchase price (net of fees and expenses):
$58.00

8.	Initial public offering price:  $58.00

9.	Commission, spread or profit:  	%
	$.1.15

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b.	The securities were purchased prior to the
end of the first full business day of
the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.	The underwriting was a firm commitment
underwriting.
X

d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.

X

e.	(1)  If securities are registered under
the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2)  If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f.	The amount of such securities purchased by
all of the investment companies
advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.	The purchase price was less than 3% of the
Fund's total assets.
X

h.	No Affiliated Underwriter was a direct or
indirect participant in or beneficiary
of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher			Date:
3-11-99



FORM 10f-3	FUND:  	PaineWebber Growth &
Income Fund

Record of Securities Purchased Under the Fund's
Rule 10f-3 Procedures


1.	Issuer:  Pepsi Bottling Group Inc.

2.	Date of Purchase:  3-30-99	3.  Date
offering
commenced:  3-30-99

3.	Underwriters from whom purchased:
Sanford Bernstein

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of purchase:
7,500

6.	Aggregate principal amount of offering:
$100,000,000

7.	Purchase price (net of fees and expenses):
$23.00

8.	Initial public offering price:  $23.00

9.	Commission, spread or profit:  	%
	$.56

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b.	The securities were purchased prior to the
end of the first full business day of
the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.	The underwriting was a firm commitment
underwriting.
X

d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.

X

e.	(1)  If securities are registered under
the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2)  If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f.	The amount of such securities purchased by
all of the investment companies
advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.	The purchase price was less than 3% of the
Fund's total assets.
X

h.	No Affiliated Underwriter was a direct or
indirect participant in or beneficiary
of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher			Date:




FORM 10f-3	FUND:  	PaineWebber Growth &
Income Fund

Record of Securities Purchased Under the Fund's
Rule 10f-3 Procedures


1.	Issuer:  Pepsi Bottling Group Inc.

2.	Date of Purchase:  3-30-99	3.  Date
offering
commenced:  3-30-99

3.	Underwriters from whom purchased:
Merrill Lynch

4.	"Affiliated Underwriter" managing or
participating in syndicate:
PaineWebber

5.	Aggregate principal amount of purchase:
215,600

6.	Aggregate principal amount of offering:
$100,000,000

7.	Purchase price (net of fees and expenses):
$23.00

8.	Initial public offering price:  $23.00

9.	Commission, spread or profit:  	%
	$.56

10.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.

X

b.	The securities were purchased prior to the
end of the first full business day of
the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

X

c.	The underwriting was a firm commitment
underwriting.
X

d.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.

X

e.	(1)  If securities are registered under
the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.

X

      (2)  If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

X

f.	The amount of such securities purchased by
all of the investment companies
advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.

X

g.	The purchase price was less than 3% of the
Fund's total assets.
X

h.	No Affiliated Underwriter was a direct or
indirect participant in or beneficiary
of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher			Date: